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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): June 30, 2004


                          Morgan Stanley Capital I Inc.
                   Morgan Stanley Mortgage Loan Trust 2004-5AR
                  Mortgage-Backed Certificates, Series 2004-5AR


                          MORGAN STANLEY CAPITAL I INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                      333-104283               13-3291626
----------------------------         ---------------        ----------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
     of Incorporation)               File Number)          Identification No.)


1585 Broadway, 2nd Floor
  New York, New York                                          10036
----------------------                                       ----------
  (Address of Principal                                      (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)   296-7000
                                                   ----- --------------
_______________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))


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Section 8     Other Events
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Item 8.01.    Other Events.
---------     ------------

         On June 30, 2004, Morgan Stanley Capital I Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Morgan Stanley Mortgage Capital Inc., as seller (the "Seller"), Wells Fargo Bank, National Association, as master servicer (the "Master Servicer"), Washington Mutual Mortgage Securities Corp., as servicer (the "Servicer"), and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2004-5AR. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.




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


Section 9    Financial Statements and Exhibits
---------    ---------------------------------

Item 9.01.   Financial Statements and Exhibits.
----------   ---------------------------------

(a) Financial statements of businesses acquired:
    -------------------------------------------

         Not applicable.

(b) Pro forma financial information:
    -------------------------------

         Not applicable.

(c)  Exhibits:
     --------

Exhibit No.    Description
-----------    -----------

       99.1. Pooling and Servicing Agreement, dated as of June 1, 2004, by and among the Company, Seller, Master Servicer, Servicer and the Trustee.



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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                MORGAN STANLEY CAPITAL I INC.



                                By: /s/ Steven Shapiro
                                    -----------------------------------
                                    Steven Shapiro
                                    Executive Director



Dated:  September 9, 2004




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

                                  Exhibit Index
                                  -------------


Exhibit                                                                   Page
-------                                                                   ----

99.1.      Pooling and Servicing Agreement,
           dated as of June 1, 2004, by
           and among, the Company, Seller,
           Master Servicer, Servicer and the Trustee.                      6




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